UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2017

MANAGED FUTURES PREMIER AVENTIS II L.P.

(Exact name of registrant as specified in its charter)

New York	000-52602	20-2718952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, NY 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855)672-4468

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On January 1, 2017, the registrant issued 6,209.641 units of limited partnership interest (“LP Units”) in exchange for $8,294,218 and 1,307.454 units of general partnership interest (“GP Units” and, together with the LP Units, the “Units”) in exchange for $1,307,454 in transactions that were not registered under the Securities Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(a)(2) of the Act and Section 506 of Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER AVENTIS II L.P. By: Ceres Managed Futures LLC, General Partner

By	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: January 5, 2017

Ceres Managed Futures LLC

522 Fifth Avenue

New York, NY 10036

January 5, 2017

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Managed Futures Premier Aventis II L.P.
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Managed Futures Premier Aventis II L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the “Commission”), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission’s staff have any questions or comments with respect to this filing, please contact the undersigned at (212) 296-1296.

Very truly yours,

/s/ Robert Hamershock
Robert Hamershock